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                                                               EXHIBIT 10.7



                               HOENIG GROUP INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN




                               HOENIG GROUP INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN


1.       PURPOSE

         The purpose of the 1996 Employee Stock Purchase Plan is to provide eligible employees of Hoenig Group Inc. and its Subsidiaries a convenient opportunity to purchase Company stock, without the payment of commissions or fees.

         It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code, and the Plan shall be construed in accordance with such purpose.

2.       DEFINITIONS

         The following terms, when used in the Plan, shall have the following meanings:

         (a) "Base Compensation" -- means the total compensation received by an Employee during an Offering period, calculated in a manner prescribed by the Committee from time to time, but excluding any bonus, incentive or other similar extraordinary remuneration received.

         (b)      "Board" -- means the Board of Directors of Hoenig Group Inc.

         (c)      "Code" -- means the Internal Revenue Code of 1986, as amended.

         (d) "Commencement Date" -- means the date upon which an Offering shall commence, as determined pursuant to the Plan and specified in each Offering. In the event that the Commencement Date is a Saturday, Sunday or legal holiday, it shall be deemed to occur on the first business day immediately thereafter.

         (e) "Committee" -- means the Compensation and Stock Option Committee of the Board.

         (f)      "Company" -- means Hoenig Group Inc. and its Subsidiaries.

         (g) "Employee" -- means any person who is regularly and actually employed by the Company or any Subsidiary of the Company whose customary employment is: (i) 20 hours per week or more; or (ii) at least 5 months in a calendar year.


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         (h)      "Exchange Act" -- means the Securities Exchange Act of 1934, as amended.

         (i) "Expiration Date" -- means the last day of any Offering period, as determined pursuant to the Plan and as specified in each Offering. The Expiration Date shall be the last day on which amounts may be withdrawn from employee Accounts (as defined in Section 7); if not withdrawn on or prior to the Expiration Date, all such amounts shall be applied to the purchase of Stock pursuant to the terms of the Offering. In the event that the Expiration Date is a Saturday, Sunday or legal holiday, it shall be deemed to occur on the first business day immediately prior thereto.

         (j) "Fair Market Value" -- means the value of a share of Stock on a given date determined as an average of the high and low prices of the Stock on the NASDAQ NMS Exchange on such date, or if no sales of the Stock were made on said Exchange on that date, the average of the high and low prices of the Stock on the next preceding day on which sales were made on said Exchange.

         (k)      "Hoenig" -- means Hoenig Group Inc., a Delaware corporation.

         (l) "Offering" -- means any offering made in accordance with the terms and conditions of the Plan permitting Participants to purchase Stock under the Plan.

         (m) "Participating Employee" -- means an Employee of the Company who elects to participate in the Plan.

         (n) "Plan" -- means this Hoenig Group Inc. 1996 Employee Stock Purchase Plan.

         (o)      "Stock" -- means the common stock of the Company.

         (p) "Subsidiary" -- means any corporation organized under the laws of any of the United States, a majority of the voting stock of which is owned by the Company or a Subsidiary of the Company or is otherwise designated as a Subsidiary by the Committee.

  3.     ADMINISTRATION

         The Plan shall be administered by the Committee, which shall be composed of "disinterested persons" as such term is defined under Rule 16b-3 of the Exchange Act, and whose actions and determinations on matters related to the Plan shall be conclusive. Subject to the express provisions of the Plan, the powers of the Committee shall include having the authority, in its discretion, to:


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         (a)      Define, prescribe, amend and rescind rules, regulations,
                  procedures, terms and conditions relating to the Plan, including, without limitation, the establishment of procedures that may be necessary to ensure compliance with Rule 16b-3 of the Exchange Act;

         (b) Appoint such agents as it shall deem appropriate for the proper administration of the Plan;

         (c) Establish the Commencement and Expiration Date of any Offering and the duration of such Offering period; and

         (d) Make any other determinations necessary or advisable for administering the Plan, including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities.

  4.     STOCK SUBJECT TO THE PLAN

         (a) The maximum number of shares of Stock which may be sold under the Plan shall not exceed 500,000 shares.

         (b) If the number of shares of Stock that Participating Employees become entitled to purchase is greater than the shares of Stock offered or remaining available in a particular Offering, the available shares of Stock shall be allocated by the Committee among such Participating Employees in such manner as it deems fair and equitable.

         (c) In the event of a recapitalization, merger, consolidation, stock dividend or split, combination or exchange of shares or any other change in corporate structure or capitalization affecting the Stock, the Committee may make such equitable adjustments in the Plan and the then outstanding Offerings as it deems necessary and appropriate including, but not limited to, changing the number of shares of Stock reserved under the Plan, and the price of the current Offering.

  5.     ELIGIBILITY

         (a) All Employees of the Company will be eligible to participate in the Plan in accordance with such rules as may be prescribed by the Committee from time to time; provided, however, that such rules shall neither permit nor deny participation in the Plan contrary to the requirements of the Code (including, but not limited to, Section 423(b)(3), (4) and (8) thereof) and regulations promulgated thereunder.



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         (b)      No Employee may be granted the right to purchase Stock under the Plan if such Employee, immediately after the right is granted, owns 1% or more of the total combined voting power or value of the Stock of the Company or any of its Subsidiaries. For purposes of the preceding sentence, the rules of Section 425(d) of the Code shall apply in determining the Stock ownership of an Employee, and Stock which the Employee may have the right to purchase (including outstanding options on Company Stock owned by the Employee) shall be treated as Stock owned by the Employee.

  6.     OFFERING, PARTICIPATION


         (a) Unless otherwise specified by the Committee, there shall be two Offerings under the Plan during each calendar year. The respective Commencement Dates and Expiration Dates of each Offering shall be (i) January 1 and June 29 and (ii) July 1 and December 30, unless otherwise specified by the Committee prior to the Commencement Date of any Offering. With respect to the 1996 calendar year, there shall be one Offering commencing on July 1 and expiring on December 30.

         (b) An Employee may elect to participate in such Offering at such time or times as determined by the Committee by:

                  (i)      authorizing a payroll deduction for such purpose;

                  (ii) tendering a check made payable to the Company in an amount sufficient to purchase at least the minimum number of shares required pursuant to Section 8; or

                  (iii) a combination of subsections (i) and (ii) above, in an amount sufficient to purchase at least the minimum number of shares required pursuant to
                           Section 8.

         (c) The Committee may at any time suspend an Offering if required by law or by the best interests of the Company as determined by the Committee in its sole discretion. The Company's obligation to sell and deliver Stock under the Plan is subject to the approval of any governmental or regulatory authority required in connection with the authorization, issuance or sale of such Stock.

  7.     EMPLOYEE CONTRIBUTIONS

         (a) The Company will maintain an account for each Participating Employee (the "Account") to hold contributions designated for the purchase of


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                  Stock. Interest shall be credited to such Account at such
                  rate as the Committee may from time to time determine.

         (b) Subject to the rules, procedures and forms adopted by the Committee, a Participating Employee may, at any time up to one day prior to the Expiration Date of an Offering, increase, decrease or suspend his or her payroll deduction, or may withdraw the balance of his or her Account and thereby withdraw from participation in the Offering.

         (c) Any balance remaining in any Participating Employee's Account at the end of an Offering period will be repaid to such employee.

         (d) In the event of a Participating Employee's retirement, death or termination of employment, his or her participation in any Offering under the Plan shall cease, no further amounts shall be deducted pursuant to the Plan and the balance in the Participating Employee's Account shall be paid to the Employee, or in the event of the Employee's death, to the Employee's beneficiary.

  8.     PURCHASE, LIMITATION

         (a) Subject to the provisions of Section 8(d) below, each Participating Employee will be granted the right to purchase, upon the Commencement Date of an Offering, as many full shares of Stock as the amount in such Employee's Account (determined on the Expiration Date) can purchase (the minimum number of shares which may be purchased is 100).

         (b) The Account of each Participating Employee shall be totaled as of the Expiration Date. Subject to the provisions of
                  Section 7(b) above, if the Account contains sufficient funds to purchase 100 or more shares of Stock as of that date, the Participating Employee shall be deemed to have purchased as many full shares of Stock as possible at the price determined under Section 8(c) below. The Participating Employee's account will be charged, on that date, for the amount of the purchase, at which time, the Employee shall be deemed to have acquired the shares of Stock. As soon as practicable after such date, the Participating Employee shall receive a stock certificate representing the amount of full shares acquired (the value of any partial share to be returned to such Employee by check).

         (c) On or before the Commencement Date of each Offering, the Committee shall determine the purchase price of the shares of Stock to be sold under the Offering or the formula for determining such price; provided, however, that no such price may be less than the lesser of:



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                  (i)      an  amount  equal  to 85  percent  of  the  Fair
                           Market  Value  of  the  Stock  on  the
                           Commencement Date of the Offering; or

                  (ii) an amount equal to 85 percent of the Fair Market Value of the Stock on the Expiration Date.

          (d) In any calendar year, the Fair Market Value (determined as of the Commencement Date of such year) of the shares of Stock a Participating Employee has the right to purchase under the Plan may not exceed $25,000 when added to the Fair Market Value of all other shares which such Employee may have the right to purchase under this or other plans that qualify as employee stock purchase plans of the Company under Section 423 of the Code.

         (e) The Participating Employee shall have none of the rights or privileges of a stockholder of the Company with respect to shares of Stock purchased under the Plan (including without limitation rights to vote and receive dividends) until the date on which the shares of Stock are deemed to be acquired pursuant to Section 8(b) above.

         (f) (i) Notwithstanding anything in the Plan to the contrary, in the event of a "change-in-control" of the Company (as defined below), if the Committee determines that such change-in-control could prevent Participating Employees from obtaining the benefits provided under the Plan, the Plan may be terminated in any manner deemed by the Committee to provide equitable treatment to the Participating Employees.

                  (ii) For purposes of this Plan, a "change-in-control" of the Company shall have occurred:

                           (A) on the date of the acquisition by any "person" (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act), excluding the Company or any of its Subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of either the then outstanding shares of Stock, or the then outstanding voting securities entitled to vote generally in the election of directors;

                           (B) on the date the individuals who constitute the Board as of the effective date of this Plan ("Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date of this Plan whose election, or nomination for election by the Company's stockholders, was approved by a


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                                   vote of at least a majority of the directors
                                   then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

                           (C)     on the date of the occurrence of a
                                   transaction for the acquisition of the
                                   Company, through the purchase of assets, merger, or otherwise, by a person (as defined in Section (f)(ii)(A) of this
                                   Section 8), other than the Company or any of its Subsidiaries, that required stockholder approval.

                           Notwithstanding the foregoing, for the purposes of subsection (A) only, the definition of "person" shall not include any beneficial holder of more than 5% of the Stock as of December 31, 1995, or any person, trust or entity which is a successor by will or by the laws of descent and distribution to any such holder or any combination of such holders or group of such holders (including, without limitation, any such person or persons acting as a partnership, limited partnership, syndicate or other group whether formally organized or not).

  9.     SHARE RESTRICTIONS

         Certificates of Stock purchased under the Plan may be registered only in the name of the Participating Employee, or, if such Employee so indicates on an appropriate form provided by the Company, in his or her name jointly with a member of his or her family, with right of survivorship. A Participating Employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may have such certificates registered in the Employee's name as tenant in common with a member of the Employee's family, without right of survivorship. Shares of Stock acquired by the Participating Employee under the Plan may not be transferred or assigned for a period of one year from the date upon which such shares are acquired otherwise than by will or the laws of descent and distribution, or unless otherwise specified by the Committee.

  10.    EFFECTIVE DATE OF THE PLAN

         The Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding shares of Stock present, or represented and entitled to vote, at the 1996 Annual Meeting of Stockholders of the Company.

  11.    AMENDMENT AND TERMINATION

         Subject to the provisions of Section 4(b) above, the Plan shall terminate coincident with the completion of any Offering under which the limitation on the


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         total number of shares in Section 4(a) above has been reached. The
         Board may at any time terminate the Plan, or make such amendment of the Plan as it may deem advisable.

12.      GENERAL PROVISIONS

         (a) Neither the adoption of the Plan nor any aspect of its operation or administration, including any document delivered pursuant to or describing the Plan, shall limit or restrict in any way the right of the Company to terminate the employment of any Employee at any time with or without cause or assigning a reason therefor, or shall be construed to impose upon the Company any liability not expressly and specifically assumed under the Plan.

         (b) By electing to participate in the Plan, each Participating Employee and each person claiming under or through any Participating Employee, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, the terms of the Plan and any action or decision taken or made or to be taken or made under the Plan by the Company or its representatives.

          (c) The place of administration of the Plan shall be conclusively deemed to be within the State of New York. Except to the extent preempted by federal law, the validity, construction, interpretation and administration of the Plan, and of any determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be governed by, and determined exclusively and solely in accordance with, the laws of the State of New York.

          (d) The right to purchase stock under the Plan is not transferable by a Participating Employee other than by will or the laws of descent and distribution.